Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Photonic Products Group, Inc. (the “Company”) on Form 10-K /A for the year ended December 31, 2005 filed with the Securities and Exchange Commission (the “Report”), I, William J. Foote, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: September 29, 2006

/s/ William J. Foote
William J. Foote
Vice President - Chief Financial Officer and Secretary

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Sections 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission, or its staff, upon request.